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                                                                    EXHIBIT 99.4



               [LETTERHEAD OF KLAYMAN & KORMAN LLC APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated February 1, 1999, on our audit of the statement of revenue and certain expenses of Countryside Residential Partners, Ltd. for the year ended December 31, 1998 which report appears in the Form 8-K/A for Charles E. Smith Residential Realty, Inc. dated July 2, 1999 filed with the Securities and Exchange Commission.


                                      /s/ KLAYMAN & KORMAN LLC

Chicago, Illinois
September 14, 1999